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                        UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF KANSAS


IN RE:                                              LOTS A'BAGELS
                                                    CASE NO.      00-11443
         DEBTOR(S)                                  CHAPTER 11


                               MONTHLY REPORT
                          FOR MONTH OF JUNE, 2000



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                         CASE NAME:  LOTS A' BAGELS
                             CASE NO.  00-11443

                                 CHAPTER 11
                         MONTHLY REPORTING AFFIDAVIT
                     FOR THE MONTH ENDING JUNE 28, 2000

1    PROVIDE THE FOLLOWING INFORMATION REGARDING SALARIES/WAGES
     PAID/DUE.

     GROSS AMOUNT OF EXECUTIVE SALARIES PAID                        -

               NAME                TITLE

     RICHARD R WEBB                C F O                     3,000.00

     GROSS AMOUNT OF OTHER WAGES PAID                       66,185.06

     WERE ANY WAGES/ SALARIES DUE BUT NOT PAID FOR THIS CURRRENT
     MONTH?  YES  X   NO       .  IF YES, PROVIDE THE EMPLOYEE'S NAME
     AND TITLE AND AMOUNT DUE.

     PAYROLL PAID ON 4/28/00 SCHEDULE 1A                    29,912.81

2    PROVIDE THE FOLLOWING INFORMATION REGARDING TAXES PAID/DUE.

     ARE ALL POST-PETITION FEDERAL AND STATE TAXES PAID OR DEPOSITED
     FOR THE PERIOD?  YES        NO     X
     PROVIDE DOLLAR DETAIL OF TAXES FOR THIS PERIOD.

                                   AMOUNT DUE          TAXES PAID
     TYPE OF TAX                   FOR MONTH           DURING MONTH
                                                  CK #     DATE        AMOUNT

     FEDERAL WITHHOLDING           ACH TRANSFER         06/12/2000     9,465.58

     FICE WITHHOLDING              ACH TRANSFER         06/26/2000    10,422.82

     EMPLOYER'S FICA

     STATE WITHHOLDING             ACH TRANSFER         06/15/2000     2,489.00

     SALES TAX                     CKS 5024+5025+5026   06/15/2000     8,299.17



     OTHER TAXES

     ATTACH PHOTOCOPIES OF IRS FORM 6123 AND SIMILAR RECEIPT FROM THE STATE TAXING AUTHORITY TO VERIFY THE DEPOSITS OR PAYMENTS

                                                                  PAGE 1 OF 3


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                           CASE NAME:  LOTS A' BAGELS
                              CASE NO.  00-11443

                                  CHAPTER 11
                          MONTHLY REPORTING AFFIDAVIT
                       FOR THE MONTH ENDING JUNE 28, 2000

3    DOES ALL INSURANCE COVERAGE REMAIN IN EFFECT?   YES  X   NO

     TYPE                CARRIER             POLICY #            EXP DATE

     PROPERTY DAMAGE     TRAVELERS           BINDER 105412       JULY 2000

     LIABILITY           TRAVELERS           BINDER 105412       JULY 2000

     WORKERS COMP        PREFERRED EMPLYRS   BINDER 105382       JULY 2000
                         PREFERRED EMPLYRS   BINDER 105402       JULY 2000

     OTHER

     AUTOMOBILE          TRAVELERS           BINDER 105423       JULY 2000

     PROPERTY/LIABILITY  TRAVELERS           BINDER 105422       JULY 2000

4    DO ALL REQUIRED LICENSES REMAIN IN EFFECT?   YES   X    NO
               DESCRIPTION                   RENEWAL DATE

               FOOD/HEALTH                   VARIES BY STORE

5    LIST DEBTS INCURRED WHICH HAVE NOT BEEN PAID.
     (I.E. UTLITY BILLS, REPAIR BILLS, PROFESSIONAL FEES)

     DATE INCURRED                 CREDITOR            PURPOSE   AMOUNT

     VARIOUS                       VARIOUS                           183,263.22
               SCHEDULE 5A


                                                       TOTAL         183,263.22


                                                                  PAGE 2 OF 3

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                         CASE NAME:  LOTS A' BAGELS
                            CASE NO.  00-11443

                                 CHAPTER 11
                        MONTHLY REPORTING AFFIDAVIT
                    FOR THE MONTH ENDING JUNE 28, 2000

6    CHECK [ X]  THAT THE FOLLOWING FORMS ARE ATTACHED:

     RECEIPTS AND DISBURSEMENTS STATEMENT              X

     INCOME STATEMENT                                  X

     BALANCE SHEET (QUARTERLY ONLY)                    X

     COPY OF BANK STATEMENT (S)                        X

     FORM 6123

     COPY OF CHAPTER 11 QUARTERLY FEE
               PAYMENT REPORT (INCLUDE FOR MONTH
               DURING WHICH FEE IS PAID)

I (WE) DECLARE UNDER PENALTY OF PERJURY THAT THIS REPORT AND ATTACHED STATEMENTS ARE TRUE AND CORRECT TO THE BEST OF MY (OUR) KNOWLEDGE AND BELIEF.


DATED:  JULY 11, 2000    DEBTOR:                                          *

                         CO-DEBTOR:                                      **


* THIS REPORT MUST BE SIGNED BY AN INDIVIDUAL HAVING SUFFICIENT KNOWLEDGE OF THE FACTS TO MAKE A TRUTHFUL AND FULL STATEMENT.

**   IF THIS IS A JOINT PETITION, BOTH HUSBAND AND WIFE MUST SIGN.

     NOTE:     THIS REPORT AND ATTACHED STATEMENTS ARE DUE FOR EACH
               CALENDAR MONTH PERIOD FROM TIME OF FILING PETITION (FIRST REPORT WILL BE FOR A SHORT PERIOD) UNTIL THE CASE IS DISMISSED, CONVERTED OR A PLAN IS CONFIRMED. THE REPORT IS DUE THE 15TH OF THE MONTH FOLLOWING THE REPORTING PERIOD. (IE. JANUARY REPORT IS DUE FEBRUARY 15TH)

REV. 6/93                                                         PAGE 3 OF 3


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